Contact:	Dan Turner
302-774-0081
daniel.a.turner@dupont.com

DuPont Announces Filing of Form 10 Registration Statement for Performance Chemicals Spinoff;
'The Chemours Company' Selected as Name of New Public Company

WILMINGTON, Del., Dec. 18, 2014 - DuPont announced today that the new public company created following completion of the pending separation of its Performance Chemicals segment will be named The Chemours Company (“Chemours”). In addition, DuPont disclosed Chemours’ executive leadership team and announced the filing of the initial Form 10 registration statement with the U.S. Securities and Exchange Commission (“SEC”). DuPont today also will file a Form 8-K/A with an update related to the company's redesign initiative.
“Today's announcements continue our solid progress to complete the separation of Performance Chemicals and create two strong, publicly traded companies with distinct value creation strategies," said DuPont Chair and Chief Executive Officer Ellen Kullman. "DuPont and Chemours will each be global leaders, well positioned to pursue their respective objectives and strategies."
The Chemours Company
Following its separation from DuPont, Chemours will be a new, publicly traded global leader in titanium dioxide, fluoroproducts and chemical solutions. The name reflects a focus on the science of chemistry and the heritage of the du Pont family origins in Nemours, France.
As announced earlier this year, DuPont Executive Vice President Mark P. Vergnano will become President and Chief Executive Officer of Chemours. Mark E. Newman will serve as senior vice president and chief financial officer. BC Chong and Thierry F.J. Vanlancker will continue to lead the Titanium Technologies and the Fluoroproducts businesses, respectively.
Additional members of the new company’s executive leadership team were announced today: Christian W. Siemer will lead the Chemical Solutions business; E. Bryan Snell will lead productivity and strategy; David C. Shelton will serve as general counsel and corporate secretary; Beth Albright will lead human resources; and Erich S. Parker will lead corporate communications.
Chemours will have approximately 9,100 employees, 37 production facilities in 12 countries, and will serve over 5,000 customers worldwide. Chemours intends to apply to list on the New York Stock Exchange under Ticker Symbol “CC.”
Form 10 Filing
Chemours’ initial Form 10, filed today with the SEC, includes business and market information as well as historical "carve-out" financial statements of Chemours.

E. I. du Pont de Nemours and Company

As is customary, the initial Form 10 filing will be updated to provide additional information regarding capital structure, pro forma unaudited results and other matters as they become available.
Chemours is targeting a high yield debt rating of BB, with a commensurate debt level. Chemours’ capital structure will be designed to leverage its historically strong cash flow generation while maintaining financial flexibility and paying regular dividends to its shareholders. For the third quarter 2015, Chemours’ capital structure at separation is expected to support a quarterly dividend to shareholders such that the sum of DuPont’s and Chemours’ aggregate third quarter dividend is equivalent to DuPont’s aggregate quarterly dividend immediately prior to separation.
DuPont expects to work closely with the rating agencies as it finalizes the expected post-spin capital structure at Chemours, considering tax, capital returns and other factors, and will update shareholders as information becomes available.
The separation of Chemours from DuPont remains on track to be completed by mid-2015. The Form 10 and supplemental presentation materials related to the Form 10 can be accessed by visiting DuPont’s investor website (Chemours Filings) at www.investors.dupont.com.
Prior to separation, Chemours expects to pay a one-time dividend to DuPont. “We will evaluate the best value creation path available for the proceeds from the one-time dividend from Chemours to DuPont, in line with our historical and consistent track record of returning capital to shareholders,” said DuPont Executive Vice President and Chief Financial Officer Nicholas Fanandakis.
Update Regarding Redesign Initiative
In connection with the redesign initiative, which remains on track, DuPont will record a pre-tax charge to earnings of about $315 million in the fourth quarter 2014, comprising approximately $160 million of employee separation costs, $140 million of asset related charges and $15 million of contract termination costs. The actions related to the fourth quarter charge are expected to be substantially complete by mid-2016 and will result in future cash payments of approximately $175 million, primarily related to the payment of severance and related benefits.
Savings from the redesign initiative will include the elimination of stranded costs associated with Chemours and savings realized following the separation. As disclosed on June 26, 2014, the redesign initiative is expected to contribute at least $1 billion in savings and DuPont will continue to identify additional areas of productivity across the organization.
DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders, we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit www.dupont.com.

Forward-Looking Statements: This news release contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company's growth strategy, product development, regulatory approval, market position, anticipated benefits of acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company's control. Some of the important factors that could cause the company's actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting.  DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC's website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.
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12/18/14